THE RIDGEWOOD POWER GROWTH FUND
KEY EMPLOYEES INCENTIVE PLAN
     1. General. This Key Employees Incentive Plan (the "Plan") is adopted by The Ridgewood Power Growth Fund, a Delaware business trust (the "Fund"). The Plan will give certain individual key employees designated below ("Incentive Plan Participants") of the Fund and its subsidiaries and affiliates an incentive based upon the Fund's Incentive Shares ("Incentive Shares"). The Plan provides for the grant of non-transferable options ("Share Options") for the purchase of Incentive Shares, the grant of nontransferable Share appreciation rights based on the appreciation of Incentive Shares ("SAR's"), the grant of restricted Incentive Shares ("Restricted Shares") and the grant of bonus Incentive Shares ("Share Bonuses"). Capitalized terms not defined in this Plan shall have the meanings assigned to them by the Fund's Declaration of Trust, as amended from time to time.
     1.1. Incentive Share Options. Share Options under the Plan may be granted as incentive Share Options ("Incentive Share Options") that qualify under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or Share Options that do not so qualify ("Non-qualified Share Options"). No provision of the Plan is intended or shall be construed to grant employees alternative rights in any Incentive Share Option granted under the Plan so as to prevent such Option from qualifying under Section 422 of the Code.
     1.2. Federal Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation, Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Share Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Share Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
     1.3. Definitions. For purposes of the Plan
     "affiliate" means any person or entity which is controlled by, controls or is under common control with the Fund, including without limitation the Managing Shareholders of the Fund;
     "fair market value" of a Incentive Share on a particular date is the average of the high and low sale prices on that date or the last preceding date on which the Incentive Shares are traded (the "Trade Date") on the principal securities exchange on which they are listed. If no such price exists, the fair market value is computed as the average of the lowest bid price and highest ask price on the Incentive Shares on the Trade Date in their principal medium of quotation. If no such price exists, the fair market value shall be determined by the Fund in good faith in a manner complying with the requirements of the Internal Revenue Code of 1986, as amended, for valuation in connection with Share Options, SAR's, Restricted Shares or Share Bonuses;
     "Grants" mean grants of Share Options, SAR's, Restricted Shares or Share Bonuses;
     "incentive Share Option requirements" mean the provisions of the Internal Revenue Code of 1986, as amended, or any successor statute, and all related regulations, revenue rulings, case law and other legal authority governing the granting of Incentive Share Options; and
     a "subsidiary" consists of any corporation or business entity in which the Fund directly or indirectly owns or controls 50% or more of the outstanding stock or equity interests by value.
     2. Effective Date of the Plan. The Plan is effective February 9, 1998. Each Investor in the Fund consents to the Plan as a condition of subscribing for Investor Shares. No further shareholder approval shall be required with respect to the making of Grants pursuant to the Plan, except as provided in Section 12 hereof.
     3. Administration of the Plan. The Plan shall be administered by the Boards of Directors of the Managing Shareholders, acting together as a single group (the "Board") or by a committee selected by the Board. The committee, or the Board when acting in the absence of the committee, is referred to as the "Committee" in this Plan.
     3.1. Membership after Exchange Act Registration. At any time after Incentive Shares are registered pursuant to the Exchange Act, (a) at least two members of the Board must be members of the Committee, (b) the Committee shall have no member who, during the one-year period immediately preceding such person's election or appointment to the Committee, has received any Grants under the Plan or any similar Share Option or stock incentive plan, other than a formula-based plan as defined in Rule 16b-3 under the Exchange Act, maintained by the Fund or any subsidiary or affiliated corporation and (c) no member of the Committee shall be eligible to participate in the Plan while serving on the Committee.
     3.2. Procedure. A majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present (or acts unanimously approved in writing by the members of the Committee) shall constitute binding acts of the Committee.
     3.3. Powers of the Committee. Subject to the terms and conditions of the Plan, the Committee is authorized and empowered (a) To select the Incentive Plan Participants to whom Grants may be made; (b) To determine the number of Incentive Shares to be covered by any Grant; (c) To prescribe the terms and conditions of any Grants made under the Plan, and the forms and agreements used in connection with such Grants, which shall include agreements governing the granting of Share Options, SAR's and Restricted Shares, which may provide that the stock which is the subject of any such Grant shall be subject to the restrictions on transfer contained in any agreement in effect among the Fund and one or more of its shareholders;
     (d) To determine the time or times when Share Options and/or SAR's will be granted and when they will terminate in whole or in part;
     (e) To determine the time or times when Share Options and SAR's that are granted may be exercised;
     (f) To determine, at the time a Share Option is granted under the Plan, whether such Share Option is an Incentive Share Option entitled to the Benefits of Section 422 of the Code;
     (g)  To  establish  any  other  Share  Option   agreement   provisions  not
inconsistent with the terms and conditions of the Plan or, where the Share Option is an Incentive Share Option, with the terms and conditions of Section 422 of the Code;
     (h) To determine whether SAR's will be made part of any Grants consisting of Share Options;
     (i) To determine the terms and conditions of any Grant of Restricted Share and the conditions under which the Grant vests; and (j) To determine the circumstances under which the Trust will repurchase Incentive Shares granted under the Plan upon the cessation of any Incentive Plan Participant's employment with the Fund or its Affiliates.
     4. Employees Eligible for Grants. Incentive Plan Participants under the Plan are key employees of the Fund or a subsidiary or an Affiliate whose business benefits the Fund and who are designated from time to time by the Committee in its sole and exclusive discretion. The Committee may designate or terminate the designation of any individual at any time in its sole and complete discretion. Designation, without more, shall not entitle any Incentive Plan Participant to a Grant. Incentive Plan Participants may include, but shall not necessarily be limited to, members of the Board of Directors (excluding members of the Committee after Exchange Act registration) and officers of the Fund and any subsidiary or Affiliate. Robert E. Swanson, however, is ineligible to be an Incentive Plan Participant.
     5. Shares Subject to the Plan. A number of Incentive Shares equal to 1/15 of the number of Investor Shares issued and outstanding as of the date the initial offering of Investor Shares terminates, adjusted thereafter as described in the Plan, have been reserved for issuance and are available for Grants. Either Incentive Shares held as treasury stock or authorized and unissued Incentive Shares, or both, may be so issued, in such amount or amounts within the maximum limits of the Plan as the Committee shall from time to time determine.
     5.1. Exercised Shares not Available for Further Grant. If SAR's are granted in tandem with a Share Option pursuant to Section 7 and such SAR's are thereafter exercised in whole or in part, then such Share Option or the portion thereof to which the duly exercised SAR's relate shall be deemed to have been exercised for purposes of such Share Option. In the event SAR's are granted other than in tandem with a Share Option and such SAR's are thereafter exercised in whole or in part, the number of Incentive Shares available for issuance under the Plan shall be reduced by the number of Incentive Shares covered by such exercised SAR's.
     5.2. Adjustments to Number of Shares. If, at any time subsequent to the date of adoption of the Plan by the Board, the number of Incentive Shares are increased or decreased, or changed into or exchanged for a different number or kind of shares of stock or other securities of the Fund or of another corporation (whether as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or otherwise):
     (a) there shall automatically be substituted for each Incentive Share available for grant under the Plan or that have been granted as unvested Restricted Shares, the number and kind of shares of stock or other securities into which each outstanding Incentive Share shall be changed or for which each such Incentive Share shall be exchanged;
     (b) there shall automatically be substituted for each Incentive Share subject to an unexercised Share Option or SAR (in whole or in part) granted under the Plan, the number and kind of shares of stock or other securities into which each outstanding Incentive Share shall be changed or for which each such Incentive Share shall be exchanged and
     (c) the option price per Incentive Share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to a Share Option or SAR shall remain the same as immediately prior to such event.

In addition to the foregoing, the Committee shall be entitled in the event of any such increase, decrease or exchange of Incentive Shares to make other adjustments to unvested Restricted Shares or the securities subject to a Share Option or SAR, the provisions of the Plan, and to any related Restricted Share, Share Option or SAR agreements (including adjustments which may provide for the elimination of fractional shares), where necessary (under Section 422(a)(2) of the Code or otherwise) to preserve the terms and conditions of any Grants hereunder.
     6. Share Option Provisions.
     6.1. Conditions of Grant.
     6.1.1. General. The Committee may grant to Incentive Plan Participants (also referred to as "optionees") nontransferable Share Options that either qualify as Incentive Share Options under Section 422 of the Code or do not so qualify. The Committee may grant more than one Share Option, with or without SAR's, to the same Incentive Plan Participant. The day on which the Committee approves the granting of a Share Option shall be considered the date on which such Option is granted.
     6.1.2. Incentive Share Options. Any Incentive Share Option shall only be granted within 10 years from February 9, 1998. Incentive Share Options shall only be granted to Incentive Plan Participants while actually employed by the Fund or a subsidiary or Affiliate.
     6.2. Share Option Price.
     6.2.1. Incentive Share Options. The option price per Incentive Share which may be purchased under an Incentive Share Option under the Plan shall be determined by the Committee at the time of Grant, but shall not be less than 100% of the fair market value of a Incentive Share, determined as of the date such Option is granted; however, if a Incentive Plan Participant to whom an Incentive Share Option is granted is, at the time of the grant of such Option, the owner of more than 10% of the combined voting power of all classes of stock of the Fund or any parent or subsidiary (a "Substantial Shareholder"), the price per Incentive Share of such Option shall not be less than 110% of the fair market value of a Incentive Share on the date such Option is granted.
     6.2.2. Other Share Options. The option price per Incentive Share under each Share Option granted pursuant to the Plan which is not an Incentive Share Option shall be determined by the Committee at the time of Grant.
     6.3. Period of Share Option. The Committee shall determine when each Share Option is to expire. However, no Incentive Share Option shall be exercisable after the expiration of 10 years from the date upon which such Option is granted. Further, no Incentive Share Option granted to an employee who is a Substantial Shareholder at the time of the grant of such Option shall be exercisable after the expiration of five years from the date of grant of such Option.
     6.4. Limitation on Exercise and Transfer of Share Options. Only the person to whom a Share Option is granted may exercise such Option, except where a guardian or other legal representative has been duly appointed for such person, and except as otherwise provided in the case of the optionee's death. No Share Option granted hereunder shall be transferable by an optionee other than by will or the laws of descent and distribution. No Share Option granted hereunder may be pledged or hypothecated, nor shall any such Option be subject to execution, attachment or similar process.
     6.5. Employment, Holding Period Requirements For Certain Options. The Committee may condition any Share Option granted hereunder upon the continued employment of the optionee by the Fund or by a subsidiary corporation or affiliated corporation, and may make any such Share Option immediately exercisable. However, the Committee will require that, from and after the date of grant of any Incentive Share Option granted hereunder until the day three months prior to the date such Option is exercised, such optionee must be an employee of the Fund or of a subsidiary or Affiliate, but always subject to the right of the Fund or any such subsidiary or Affiliate to terminate such optionee's employment during such period (except if the optionee's employment is terminated due to death or permanent and total disability, in which event such period shall be one year). Each Share Option shall be subject to such additional restrictions as to the time and method of exercise as shall be prescribed by the Committee. Upon compliance with any condition or requirement imposed by the Committee pursuant to the foregoing, a Share Option or the appropriate portion thereof may be exercised in whole or in part from time to time during the option period; however, such exercise right(s) shall be limited to whole shares.
     6.6. Payment for Share Option Price. A Share Option shall be exercised by an optionee giving written notice to the Fund of his intention to exercise the same, the exercise date and sufficient information to allow the Fund to determine which Grant and the amount of the Grant that are being exercised. The notice shall be accompanied by full payment of the purchase price in cash or by check or, with the consent of the Committee, in whole or in part with a surrender of Incentive Shares having a fair market value on the date of exercise equal to that portion of the purchase price for which payment in cash or check is not made. The Committee may, in its sole discretion, approve other methods of exercise for a Share Option or payment of the option price, provided that no such method shall cause any option granted under the Plan as an Incentive Share Option to not qualify under Section 422 of the code, or cause any Incentive Share issued in connection with the exercise of an option not to be a fully paid and non-assessable Incentive Share.
     6.7. Cancellation and Replacement of Share Options and Related Rights. The Committee may at any time or from time to time permit the voluntary surrender by an optionee who is the holder of any outstanding Share Options under the Plan, where such surrender is conditioned upon the granting to such optionee of new Share Options for such number of shares as the Committee shall determine, or may require such a voluntary surrender as a condition precedent to the grant of new Share Options. The Committee shall determine the terms and conditions of new
Share Options, including the prices at and periods during which they may be exercised, in accordance with the provisions of the Plan, all or any of which may differ from the terms and conditions of the Share Options surrendered. Any such new Share Options shall be subject to all the relevant provisions of this Plan. The Incentive Shares subject to any Share Option so surrendered, and/or any Incentive Shares subject to any Share Option that has lapsed, been forfeited, or been canceled and extinguished in connection with the exercise of an SAR, shall no longer be charged against the limitation provided in Section 5 of this Plan and may again become shares subject to the Plan. The granting of new Share Options in connection with the surrender of outstanding Share Options under this Plan shall be considered for the purposes of the Plan as the granting of new Share Options and not an alteration, amendment or modification of the Plan or of the Share Options being surrendered.
     6.8. Limitation on Exercisable Incentive Share Options. If the aggregate fair market value of the Incentive Shares first becoming subject to exercise as Incentive Share Options by a Incentive Plan Participant during any given calendar year exceeds the sum of $100,000, such Share Option shall be treated, to the extent of such excess, as an option which does not qualify as an Incentive Share Option. Such aggregate fair market value shall be determined as of the date such Option is granted, taking into account, in the order in which granted, any other incentive Share Options granted by the Fund, or by a parent or subsidiary thereof.
     6.9. Withholding of Taxes. The Committee may, in its sole discretion, require, as a condition to any Grant or to the delivery of certificates for shares issued hereunder, that the optionee pay to the Fund, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any Grant or any delivery of Incentive Shares upon exercise thereof. The Committee, in its sole discretion, may permit optionees to pay such taxes through the withholding of Incentive Shares otherwise deliverable to such optionee in connection with such Grant or the delivery to the Fund of Incentive Shares otherwise acquired by the optionee. The Fair Market Value of Incentive Shares withheld by the Fund or tendered to the Fund for the satisfaction of tax withholding obligations under this Section 6.10 shall be determined on the date such Incentive Shares are withheld or tendered. The Fund, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary, bonus, severance or insurance proceeds) otherwise due to an optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any Grant or to the delivery of Incentive Shares under the Plan, or to retain or sell without notice a sufficient number of Incentive Shares to be issued to such optionee to cover any such taxes, provided that the Fund shall not sell any such Incentive Shares if such sale would be considered a sale by such optionee for purposes of Section 16 of the Exchange Act.
     7. Stock Appreciation Rights. A Incentive Plan Participant may be granted the right to receive a payment based on the increase in the value of Incentive Shares occurring after the date of such Grant. Such rights shall be known as Share Appreciation Rights ("SAR's"). SAR's may (but need not) be granted to a Incentive Plan Participant in tandem with, and exercisable in lieu of exercising, a Grant of Share Options. No optionee shall be entitled to SAR rights solely as a result of the grant of a Share Option to him.
     7.1. Procedure for Grant. SAR's will be specifically granted upon terms and conditions specified by the Committee, if the Fund is the employer of the Incentive Plan Participant, or by a subsidiary or affiliated corporation subject to the Committee's approval, if such subsidiary or affiliated corporation is the employer of the Incentive Plan Participant. The terms of SAR's granted in tandem with a Share Option will be contained in the Share Option agreement in forms approved by the Committee and not inconsistent with this Plan. Each of those agreements will include the option price per share, which shall be the "Base Price" against which the SAR will be valued, the periods during which the SAR can be exercised, the amounts exercisable at each time and any other conditions. If an SAR is granted independent of Share Options, the Base Price will be determined by the Committee and that price and the other information described above will be contained in an SAR agreement to be executed by the holder and the Fund.
     7.2. Valuation of SAR's . When granted in tandem with a Share Option, an SAR shall provide that the holder of a Share Option shall have the right to receive an amount equal to 100% of the excess, if any, of the fair market value of the Incentive Shares covered by such Option, determined as of the date of exercise of such SAR by the Committee (in the same manner as such value is determined for purposes of the granting of Share Options), over the price to be paid for such Incentive Shares under such Option. If SAR's are granted independently of a Share Option, they will be granted with respect to a fixed number of Incentive Shares available for Grant under the Plan. In that event, the SAR will entitle its holder to receive the excess, if any, of the fair market value of the Incentive Shares covered by the SAR as of the exercise date of the SAR over the SAR Base Price.
     7.3. Exercise of SAR's. SAR's, if granted, may only be exercised by the holder thereof, and, unless otherwise provided in the applicable SAR agreement, may be exercised either with respect to all, or a portion, of the amount of the Grant exercisable at that time. A SAR shall be exercised by its holder's giving written notice to the Fund of the intention to exercise the same, the exercise date and sufficient information to allow the Fund to determine which Grant and the amount of the Grant that are being exercised. If a SAR is granted in tandem with a Share Option, it cannot be exercised unless (i) such person is then permitted to exercise the Share Option or the portion thereof with respect to which such SAR's relate, and (ii) the fair market value of the Incentive Shares covered by the Share Option, determined as provided above, exceeds the option price of such Incentive Shares.
     7.4. Payment under SAR. Payment on exercise of a SAR shall be made by the employer of the Incentive Plan Participant, in one or more of the following manners, as determined by the Committee:
     (a) cash (or check);
     (b) fully paid Incentive Shares having a fair market value equal to such amount; or (c) a combination of cash (or check) and Incentive Shares.
A SAR granted in tandem with a Share Option shall be modified under Sections 6.7-6.9 at the same time and to the extent that the underlying Share Option is modified. Other SAR's are subject to Sections 6.7 and 6.9 as if the exercise of the SAR was the exercise of a Share Option.
     7.5. Other Provisions. Upon the exercise of any SAR's, the Share Option, or that portion thereof to which such SAR's relate, shall be canceled and automatically extinguished. The granting of a Share Option or SAR shall impose no obligation upon the optionee to exercise such Share Option or SAR. The Fund's or a subsidiary corporation's obligation to satisfy SAR's shall not be funded or secured in any manner. No SAR granted hereunder shall be transferable by the Incentive Plan Participant granted such SAR, other than by will or the laws of descent and distribution.
     7.6. Section 16 Compliance. After the Grant of an SAR, an optionee intending to rely on an exemption from Section 16(b) of the Exchange Act shall be required to hold such SAR for six months from the date the price for such SAR is fixed to the date of cash settlement. Additionally, in order to remain exempt from Section 16(b) of the Exchange Act, a SAR must be exercised by an optionee subject to such Section only during the period beginning on the third business day following the release of a summary statement of the Fund's quarterly or annual sales and earnings and ending on the twelfth business day following said date.
     8. Restricted Shares.
     (a) Grant. The Committee shall determine the Incentive Plan Participants to whom, and the time or times at which, Grants of Restricted Shares will be made, the number of Restricted Shares to be granted, the price (if any) to be paid by such Incentive Plan Participants (subject to Section 8(b)), the time or times within which such Restricted Share grants may be subject to forfeiture, and the other terms and conditions of the grants in addition to those set forth in
Section 8(b). The Committee may condition the grant of Restricted Shares upon the attainment of specified performance goals or such other factors as the Committee may determine in its sole discretion.
     (b) Terms and Conditions. Restricted Shares granted under the Plan shall contain any terms and conditions, not inconsistent with the provisions of the Plan, which are deemed desirable by the Committee. A Incentive Plan Participant who receives a grant of Restricted Shares shall not have any rights with respect to such Grant unless and until such Incentive Plan Participant has executed an agreement evidencing such Grant in the form approved from time to time by the Committee, has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Grant. In addition, Restricted Shares granted under the Plan shall be subject to the following terms and conditions:
     (i) The purchase price for Restricted Shares will be specified by the Committee.
     (ii) Grants of Restricted Shares shall only be accepted by executing a Restricted Share agreement and paying, in cash or by check, whatever price (if any) if required under Section 8(b)(i).
     (iii) Each Incentive Plan Participant granted Restricted Shares shall be issued a Share certificate in respect of such Restricted Shares. Such certificate shall be registered in the name of such Incentive Plan Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Grant.
     (iv) Any Share certificates evidencing Restricted Shares shall either (A) be held in custody by the Fund until the employment and other restrictions thereon shall all have lapsed; or (B) be affixed with a legend, identifying such Shares as Restricted Shares and expressly prohibiting the sale, transfer, tender, pledge, assignment or encumbrance of such Shares, as the Committee shall determine. With respect to any Restricted Shares held in custody by the Fund, the Incentive Plan Participant granted such Restricted Share shall deliver to the Fund a Share power, endorsed in blank, relating to the Restricted Shares. With respect to any Restricted Shares held by a Incentive Plan Participant under legend, the Incentive Plan Participant granted such Restricted Shares shall deliver to the Fund an acknowledgment that such Shares remain subject to a substantial risk of forfeiture in the event of termination of employment under certain circumstances, and that the certificates representing ownership of such Shares will be surrendered to the Fund immediately upon any such termination of employment.
     (v) Subject to the provisions of the Plan and the Restricted Share agreement, during a temporal period set by the Committee and commencing with the date of such Grant (the "Restriction Period"), a Incentive Plan Participant shall not be permitted to sell, transfer, tender, pledge, assign or otherwise encumber any Restricted Share granted under the Plan. However, the Committee, in its sole discretion, may provide for the lapse of such transfer or other restrictions in installments, or accelerate or waive such restrictions in whole or in part, based on service, performance or other factors and criteria selected by the Committee.
     (vi) Except as provided in this Section 8(b)(vi) and in Section 8(b)(v), a Incentive Plan Participant shall have, with respect to Restricted Shares granted to him, all of the rights of a shareholder of the Fund, including the right to vote such Shares. Any distributions thereon shall be held by the Fund until the restrictions on those Shares terminate, at which time they shall be paid without interest to the Incentive Plan Participant. The Committee, in its sole discretion and as determined at the time of a Grant of Restricted Shares, may permit or require cash dividends otherwise due and payable to be reinvested either in additional Restricted Shares (to the extent available). Share dividends issued with respect to Restricted Shares shall be treated as additional Restricted Shares. As Restricted Shares, such additional Shares will be subject to the same restrictions, terms and conditions applicable to the Restricted Shares with respect to which such additional Shares were issued.
     (vii) No Restricted Share shall be transferable by a Incentive Plan Participant other than by will or by the laws of descent and distribution.
     (viii) In the event Restricted Shares are forfeited by a Incentive Plan Participant, the Fund will refund to such Incentive Plan Participant any payment(s) made by such Incentive Plan Participant to purchase such Share, promptly upon such forfeiture (and any corresponding surrender of Share certificates).
     (c) Minimum Value Provisions. To ensure that Grants of Restricted Shares actually reflect the performance of the Fund and service of the Incentive Plan Participant, the Committee may provide, in its sole discretion, for a tandem performance-based award, or other grant, designed to guarantee a minimum value, payable in cash or Incentive Shares, to the recipient of a Restricted Share Grant, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.
     9. Share Bonuses. The Committee at any time may award a Share Bonus to an Incentive Plan Participant. Incentive Plan Participants are not required to make any payment for Share Bonuses but may be required to pay income taxes on the fair market value of the Grant. The Fund may require the Participant to make a cash payment to the Fund equal to the amount of tax withholding required on the Grant or may withhold a portion of the Share Bonus to fund the withholding requirement, in the Committee's discretion.
     10. Termination of Employment. If a Incentive Plan Participant ceases to be an employee of the Fund or any of its subsidiaries or affiliates, for a reason other then death, retirement, permanent and total disability (as defined below), his Grants of Stock Options and SAR's shall, unless extended by the Committee on or before his date of termination of employment, terminate on the effective date of such termination of employment. Neither the Incentive Plan Participant nor any other person shall have any right after such date to exercise all or any part of his Share Options or SAR's.
     10.1. Automatic Extension of Exercise Period. If termination of employment is due to death or permanent and total disability, then outstanding Share Options and SAR's may be exercised within the one year period ending on the anniversary of such death or permanent and total disability In the case of death, such outstanding Share Options and SAR's may be exercised by the holder's personal representative, or the person designated by such Incentive Plan Participant by will, or as otherwise designated by the laws of descent and distribution. Notwithstanding the foregoing, in no event shall any Share Option or SAR be exercisable after the expiration of the option period, and in the case of exercises made after a Incentive Plan Participant's death, not to any greater extent than such Incentive Plan Participant would have been entitled to exercise such Option or SAR at the time of his death..
     10.2. Retirement. Subject to the discretion of the Committee, in the event a Incentive Plan Participant terminates employment with the Fund and all subsidiary or affiliated corporations because of normal or early retirement under any pension plan or retirement plan hereafter adopted by the Fund or the employer, (a) any then-outstanding Share Options and/or SAR's held by such Incentive Plan Participant shall lapse at the end of the term of such Share Option or SAR, or 30 days after such retirement, whichever first occurs.
     10.3. Definitions. For purposes hereof, "permanent and total disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code. In the event an employee of the Fund or one of its subsidiary corporations is granted a leave of absence by the Fund or such subsidiary corporation to enter military service or because of sickness, his employment with the Fund or such subsidiary corporation shall not be considered terminated, and he shall be deemed an employee of the Fund or such subsidiary corporation during such leave of absence or any extension thereof granted by the Fund or such subsidiary corporation.
     11. Amendments to Plan. The Committee is authorized to interpret this Plan and from time to time adopt any rules and regulations for carrying out this Plan that it may deem advisable. The Board may at any time amend, modify, suspend or terminate this Plan or the Committee may take such action with the approval of the Board. In no event, however, without the approval of shareholders, shall any action of the Committee or the Board of Directors result in:
     (a) Materially amending, modifying or altering the eligibility requirements provided in Section 4 hereof;
     (b) Increasing, except as provided in Section 5 hereof, the maximum number of Incentive Shares or SAR's that may be made subject to Grants; or
     (c) Materially  increasing the benefits accruing to participants under this Plan; except to conform this Plan and any agreements made hereunder to changes in the Code or required by governing law.
     12. Investment Representation, Approvals and Listing. The Committee may, if it deems appropriate, condition its grant of any
Share Option, SAR, Restricted Shares or Share Bonuses hereunder upon receipt of the following investment representation from the optionee: "I agree that any Incentive Shares of [the issuer] (the "Fund") which I may acquire by virtue of this [Share Option] shall be acquired for investment purposes only and not with a view to distribution or resale, and may not be transferred, sold, assigned, pledged, hypothecated or otherwise disposed of by me unless (i) a registration statement or post-effective amendment to a registration statement under the Securities Act, with respect to said Incentive Shares has become effective so as to permit the sale or other disposition of said shares by me; or (ii) there is presented to the Fund. an opinion of counsel satisfactory to the Fund and its counsel to the effect that the sale or other proposed disposition of said Incentive Shares by me may lawfully be made otherwise than pursuant to an effective registration statement or post-effective amendment to a registration statement relating to the said shares under the Securities Act of 1933, as amended." The Fund shall not be required to issue any certificate or certificates for Incentive Shares on any Grant or upon the exercise of any Share Option or an SAR granted under this Plan prior to (a) the obtaining of any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable; (b) the admission of such shares to listing on any national securities exchange on which the Incentive
Shares may be listed; (c) the completion of any registration or other qualifications of the Incentive Shares under any state or federal law or ruling or regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable or the determination by the Committee, in its sole discretion, that any registration or other qualification of the Incentive Shares is not necessary or advisable; or (d) the obtaining of an investment representation from the optionee in the form stated above or in such other form as the Committee, in its sole discretion, shall determine to be adequate.
     13. General Provisions. The form and substance of Share Option agreements, SAR agreements and Restricted Stock agreements made hereunder, whether granted at the same or different times, need not be identical. Nothing in this Plan or in any Share Option, SAR or Restricted Stock agreement shall confer upon any employee any right to continue in the employ of the Fund or any of its subsidiary corporations or Affiliates or to interfere with or limit the right of the Fund or any subsidiary or Affiliate to terminate his employment at any time, with or without cause. Nothing contained in this Plan or in any Share Option, SAR or Restricted Stock agreement shall be construed as entitling any Incentive Plan Participant to any rights of a shareholder as a result of the Grant of a Share Option or an SAR, until such time as Incentive Shares are actually issued to such optionee pursuant to the exercise of such Option or SAR. This Plan may be assumed by the successors and assigns of the Fund. The liability of the Fund under this Plan and any sale made hereunder is limited to the obligations set forth herein with respect to such sale and no term or provision of this Plan shall be construed to impose any liability on the Fund in favor of any employee (or any other party acting on his behalf or in his stead) with respect to any loss, cost or expense which such employee or party may incur in connection with or arising out of any transaction in connection with this Plan. The expense of administering this Plan shall be borne by the Fund. The captions and section numbers appearing in this Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Plan. This Plan and the agreements issued under it are the entire agreement among the Fund and the Incentive Plan Participants. This Plan shall be governed by the law of the State of Delaware. All actions taken by the Committee or the Fund under the Plan or with respect to Share Options, SAR's, Restricted Shares or Incentive Shares thereunder are final and binding on all persons, and no member of the Committee or person acting on behalf of the Fund or an employer shall be liable for any action taken or determination made relating to the Plan, except for willful misconduct.
     14. Provisions Applicable Solely to Insiders. The following provisions shall apply only to persons who are subject to Section 16 of the Exchange Act with respect to securities of the Fund ("Insiders"), and shall apply to Insiders notwithstanding any provisions of the Plan to the contrary:
     14.1 Compliance with Statute. No Insider shall be permitted to transfer any security of the Fund acquired by him, except to the extent permitted by Section 16(b) of the Exchange Act and the regulations promulgated thereunder.
     14.2. Limitation on Satisfying Withholding Obligations with Incentive Shares. An Insider may elect to have shares withheld from a Grant or tender shares to the Fund in order to satisfy the tax withholding consequences of a Grant only during the period beginning on the third business day following the date on which the Fund releases the financial information specified in 17 C.F.R.
Section 240.16b-3(e)(1)(ii) and ending on the twelfth business day following such date. Notwithstanding the foregoing, an Insider may elect to have shares withheld from a Grant in order to satisfy tax withholding consequences thereof by providing the Fund with a written election to so withhold at least six months in advance of the withholding of shares otherwise issuable upon exercise of a Share Option.
     15. Provisions Affecting Incentive Plan Participants Prior to Liquidity Event. If for any reason a Share Option or SAR becomes exercisable and is held by a person who is not, or who does not claim through, an employee of the Fund or its successor or an Affiliate or subsidiary of the Fund or its successor, and if the Incentive Shares are not listed or quoted on a national securities exchange or a national quotation system during the period beginning 90 days before the Share Option or SAR becomes exercisable and ending upon an exercise, the Fund or the employer of the optionee shall have the option but not the obligation to redeem the Share Option or SAR in cash for an amount equal to the amount, in the case of a Share Option, payable on an SAR granted in tandem with the Share Option and exercised on the later of the date the Share Option became exercisable or the date on which the Fund elected to exercise this right, and, in the case of an SAR, the value of the SAR.
     16. Termination of this Plan. This Plan shall terminate on February 8, 2008, and thereafter no Share Options, Restricted Shares, Share Bonuses or SAR's shall be granted hereunder. All Share Options, SAR's and Restricted Shares outstanding at the time of termination of this Plan shall continue in full force and effect according to their terms and the terms and conditions of this Plan.